SECURITY AGREEMENT

     (Accounts,  Equipment,  Inventory,
     General  Intangibles  and  Instruments)

     THIS SECURITY AGREEMENT made and entered into as of this 28th day of September, 2007, by Colony Energy, Inc., a Delaware corporation, with its chief place of business and its chief executive office located at 2100 West Loop South, Suite 900, Houston, Texas 77027 (hereinafter called "Debtor"), in favor of CEI Ventures, LLC, a Texas limited liability company, with its chief executive office located at 2100 West Loop South, Suite 900, Houston, Texas 77027 (hereinafter called "Secured Party").

     ARTICLE  I
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     GENERAL  TERMS
     --------------

     Section  1.01 Terms Defined Above.  As used in this Security Agreement, the
                   -------------------
terms  "Debtor"  and  "Secured  Party"  shall have the meanings indicated above.

     Section  1.02 Certain Definitions.  As used in this Security Agreement, the
                   --------------------
following terms shall have the following meanings, unless the context otherwise requires:

     "Accounts"  shall  have the meaning indicated in Subsection 2.01(a) hereof.

     "Code"  shall  mean  the  Texas  Business  and  Commercial  Code.

     "Collateral" shall mean all property, including without limitation cash or other proceeds, in which Secured Party shall have a security interest pursuant to Section 2.01 of this Security Agreement.

     "Default"  shall  mean  the  occurrence  of  any of the events specified in
Section 4.01 hereof, whether or not any requirement for notice or lapse of time or other condition precedent has been satisfied.

     "Equipment"  shall have the meaning indicated in Subsection 2.01(b) hereof.

     "Event of Default" shall mean the occurrence of any of the events specified in Section 4.01 hereof, provided that any requirement for notice or lapse of time or other condition precedent has been satisfied.

     "General Intangibles" shall have the meaning indicated in Subsection 2.01(d) hereof.

     "Inventory"  shall have the meaning indicated in Subsection 2.01(c) hereof.

     "Instruments" shall have the meaning indicated in Subsection 2.01(e) hereof.

     "Obligations"  shall  have  the  meaning  indicated in Section 2.02 hereof.

     "Other Liable Party" shall mean any person, other than Debtor, primarily or secondarily liable for any of the Obligations or one who grants Secured Party a lien on any property as security for the Obligations.

     "Related Rights" shall mean all chattel papers, documents and instruments relating to the Accounts or the General Intangibles and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any Accounts or General Intangibles or any such chattel papers, documents and instruments.

     "Security Agreement" shall mean this Security Agreement, as the same may from time to time be amended or supplemented.

     Section  1.03  Terms  Defined  in  Code.  All  terms  used herein which are
                    ------------------------
defined in the Code shall have the same meaning herein unless the context otherwise requires.

     ARTICLE  II
     -----------
     SECURITY  INTEREST
     ------------------

     Section  2.01  Grant of Security Interest.  Debtor hereby grants to Secured
                    --------------------------
Party a security interest in and a general lien upon the following described property:

     (a) all of Debtor's accounts of any kind whether now existing or hereafter arising (herein called the "Accounts"); all chattel papers, documents and instruments relating to the Accounts; and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any Accounts or any such chattel papers, documents and instruments; and

     (b) all of Debtor's equipment in all of its forms, whether now owned or hereafter acquired and wherever located; and all parts thereof and all accessions or additions thereto, whether now owned or hereafter acquired (any and all such equipment, parts, accessions and additions herein called the "Equipment"); and

     (c) all of Debtor's inventory in all of its forms, whether now owned or hereafter acquired and wherever located, and all accessions or additions hereafter acquired (any and all such inventory, accessions, additions and products herein called the "Inventory"); and

     (d) all of Debtor's general intangibles of any kind whether now existing or hereafter arising (herein called the "General Intangibles"); all chattel papers, documents and instruments relating to the General Intangibles; and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any General
Intangibles  or  any  such  chattel  papers,  documents  and  instruments;  and

     (e) all of Debtor's "instruments", "chattel paper" or "letters of credit" (as each is defined in the Code), including, but not limited to, all promissory notes, security agreements, deeds of trust, leases, contracts, and other rights drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by any Debtor and other rights (except those constituting Accounts) to receive payments of money or the ownership or possession of property, including further, but not limited to, that certain "grid" promissory note dated August 29, 2007 made payable by Enexco, Inc., a Texas corporation, to the order of Debtor in an unspecified principal amount, which promissory note is secured by liens, mortgages and security interests granted by Enexco, Inc. to Debtor pursuant to that certain Deed of Trust, Assignment of Proceeds of Production, Security Agreement and Financing Statement of even date therewith (herein called the "Instruments"); and

     (f) any additional properties from time to time delivered to or deposited with Secured Party as security for the Obligations or otherwise pursuant to the terms of this Security Agreement; and

     (g) the proceeds, products, additions to, substitutions for and accessions of any and all of the above.

     Section  2.02  Obligations  Secured.  The security interest in, and general
                    --------------------
lien upon, the Collateral is granted to secure the following (herein called the "Obligations"): (a) the payment of all the indebtedness of Debtor to Secured Party now or hereafter existing, including, without limitation, that certain promissory notes of even date herewith made payable by Debtor to the order of Secured Party in the principal amount of $322,531.73, and all other promissory notes hereafter made payable by Debtor to the order of Secured Party, and (b) the performance of all obligations of Debtor under this Security Agreement.

     ARTICLE  III
     ------------
     COVENANTS  AND  AGREEMENTS
     --------------------------

     A deviation from the provisions of this Article III shall not constitute a Default under this Security Agreement if such deviation is consented to in writing by Secured Party. Without the prior written consent of Secured Party, Debtor will at all times comply with the covenants contained in this Article III, from the date hereof and for so long as any indebtedness of Debtor to Secured Party is outstanding.

     Section  3.01  Title;  Prohibited  Liens  and  Filings.  Debtor  agrees  to
                    ---------------------------------------
protect the title to the Collateral. Debtor will not pledge, mortgage, otherwise encumber, create or suffer a lien to exist on any of the Collateral (other than in favor of Secured Party) or sell, assign or otherwise transfer any of the Collateral (other than Inventory as permitted by Section 3.13 of this Security Agreement) to or in favor of any person other than Secured Party. Debtor will not file or permit to be filed or recorded any financing statement or other security instrument with respect to the Collateral other than in favor of Secured Party.

     Section  3.02  Existence;  Laws;  Obligations.  Debtor  shall  maintain its
                    ------------------------------
corporate existence and comply in all respects material to its financial condition, businesses and properties with all applicable laws and regulations and pay all taxes, assessments, governmental charges and other obligations which if unpaid might become a lien against the property of the Debtor except liabilities being contested in good faith by appropriate proceedings and in connection with which the enforcement of all liens has been effectively stayed.

     Section  3.03  Possession  of Collateral.  Secured Party shall be deemed to
                    -------------------------
have possession of any of the Collateral in transit to it or set apart for it. Otherwise the Collateral shall remain in Debtor's possession or control at all times at Debtor's risk of loss and shall (except for temporary removal consistent with its normal use) be kept at Debtor's chief place of business and any other location(s) specified in writing to Secured Party.

     Section  3.04  Inspection  of  Collateral.  Secured Party may from to time,
                    --------------------------
upon request, inspect Debtor's records concerning the Accounts and the General Intangibles, the originals of the Related Rights, the Equipment, the Inventory and other Collateral.

     Section  3.05  Further  Assurances.  Debtor  will  from  time to time sign,
                    -------------------
execute, deliver and file, alone or with Secured Party, any financing statements, security agreements or other documents; procure any instruments or documents as may be requested by Secured Party; and take all further action that may be necessary or desirable, or that Secured Party may request, to conform, perfect, preserve and protect the security interests intended to be granted hereby, and in addition, Debtor hereby authorizes Secured Party to execute and deliver on behalf of Debtor and to file such financing statements, security agreements and other documents without the signature of Debtor either in Secured Party's name or in the name of Debtor and as agent and attorney-in-fact for Debtor. Debtor shall do all such additional and further acts or things, give such assurances and execute such documents or instruments as Secured Party requires to vest more completely in and assure to Secured Party its rights under this Security Agreement, including, without limiting the generality of the foregoing, marking conspicuously each chattel paper included in the Collateral with a legend in form and substance satisfactory to Secured Party and, at the request of Secured Party, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Secured Party, indicating that such Account, General Intangible or Related Right is evidenced by a note, chattel paper or other instrument, transferring, delivering, and assigning to Secured Party such note, chattel paper or other instrument duly endorsed and accompanied by duly executed instruments of transfer and assignment, all in form and substance satisfactory to Secured Party, to be held by Secured Party as Collateral under this Security Agreement.

     Section  3.06  Filing  Reproductions.  At  the  option  of Secured Party, a
                    ---------------------
carbon, photographic or other reproduction of this Security Agreement or of a financing statement covering the Collateral shall be sufficient as a financing statement and may be filed as a financing statement.

     Section  3.07  Delivery  of  Information.  Debtor  will transmit to Secured
                    -------------------------
Party  promptly  all information that Debtor may have or receive with respect to
(i) the Collateral or (ii) account debtors or obligors in respect of the Accounts, the General Intangibles and the Related Rights which might in any way affect the value of the Collateral or Secured Party's rights or remedies with respect thereto. Debtor will promptly notify Secured Party in writing of any action, suit or proceeding, pending or, to the knowledge of Debtor, threatened before any governmental authority which, if adversely determined, would materially impair the ability of the Debtor to carry on its business substantially as now being conducted and would materially and adversely affect the financial condition, business, operations or properties of the Debtor, giving full particulars with respect thereto. Debtor will promptly, and in any event within five business days, after Debtor obtains knowledge of a default by Debtor regarding any obligation that it is under or any agreement to which it is a party, a certificate specifying the nature of such default, the period of existence thereof, and what action Debtor has taken and proposes to take with respect thereto.

     Section  3.08  Compromise of Collateral.  Debtor will not adjust, settle or
                    ------------------------
compromise any of the Accounts, the General Intangibles or the Related Rights without the prior written consent of Secured Party.

     Section  3.09  Expenses.  Debtor  agrees  to  pay  to  Secured  Party  all
                    --------
advances, charges, costs and expenses (including attorneys' fees and legal expenses) incurred by Secured Party in connection with protecting Secured Party against the claims or interests of any person against the Collateral, and in exercising any right, power or remedy conferred by this Security Agreement or by law or in equity (including, but not limited to, attorneys' fees and legal expenses incurred by Secured Party in the collection of instruments deposited with or purchased by Secured Party and amounts incurred in connection with the operation, maintenance or foreclosure of any or all of the Collateral). The amount of all such advances, charges, costs and expenses shall be due and payable by Debtor to Secured Party upon demand.

     Section  3.10  Financing  Statement  Filings;  Notifications.  Debtor
                    ---------------------------------------------
recognizes that financing statements pertaining to the Collateral will be filed with the offices of the Secretary of State for the State of Texas. Debtor will immediately notify Secured Party of any condition or event that may change the proper location for the filing of any financing statements or other public notice or recordings for the purpose of perfecting a security interest in the Collateral. Without limiting the generality of the foregoing, Debtor will (a) immediately notify Secured Party of any change to a jurisdiction (i) in the location of Debtor's chief executive office or chief place of business; (ii) in the location of the Inventory; (iii) in the location of the Equipment; (iv) in the location of the office where Debtor keeps its records concerning the Accounts, or (v) in the "location" of Debtor within the meaning of the Code; and
(b) immediately notify Secured Party of any change in Debtor's name, identity or corporate structure. In any notice furnished pursuant to this paragraph, Debtor will expressly state that the notice is required by this Security Agreement and contains facts that will or may require additional filings of financing statements or other notices for the purpose of continuing perfection of the Secured Party's security interest in the Collateral.

     Section  3.11  Maintenance  of  Collateral Generally.  Debtor will maintain
                    -------------------------------------
all the Collateral in good condition, repair, and working order, and in accordance with any manufacturer's manual. Debtor will not misuse, abuse, waste, destroy, endanger or allow the Collateral to deteriorate, except, with respect to the Equipment only, for ordinary wear and tear from its intended use. Debtor will forthwith, or in the case of any loss or damage to any goods included in the Collateral as soon as practicable, make or cause to be made all repairs, replacements or other improvements to the Collateral as are necessary or desirable to accomplish the foregoing. Debtor will not use any Collateral in violation of any law, statute, ordinance or regulation or suffer it to be so used.

     Section  3.12  Account  Obligations.  The Debtor will duly perform or cause
                    --------------------
to be performed all obligations of Debtor with respect to the goods or services, the sale or lease or rendition of which gave rise or will give rise to each Account.

     Section  3.13  Use  of  Inventory.  Until  Default,  Debtor  may  use  its
                    ------------------
Inventory in any lawful manner not inconsistent with this Security Agreement and with the terms of insurance thereon and may sell, lease or otherwise dispose of its Inventory in the ordinary course of business. Debtor will not and shall not be permitted to use any item of Inventory in a manner inconsistent with the holding thereof for sale, lease or disposition in the ordinary course of business or in contravention of the terms of any agreement. A sale, lease or disposition in the ordinary course of business does not include the exchange of items of Inventory for goods in kind or otherwise or transfers of items of Inventory made in satisfaction of present or future indebtedness.

     Section  3.14  Insurance.  Debtor shall have and maintain, with financially
                    ---------
sound and reputable insurers, insurance satisfactory in all respects to Secured Party covering the goods included in the Collateral against risk of fire, theft and such other risks as Secured Party may require, including standard extended coverage, in an amount at least equal to the value thereof. Policies evidencing any such property insurance shall contain a standard mortgagee's endorsement providing for payment of any loss to Secured Party and shall provide for a minimum of ten (10) days' prior written notice to Secured Party of any cancellation. Debtor shall furnish Secured Party with certificates or other evidence of compliance with the foregoing insurance provisions. Secured Party may act as attorney for Debtor and Debtor hereby irrevocably appoints Secured Party as Debtor's true and lawful attorney and agent-in-fact, with full power of substitution, in Secured Party's name or Debtor's name or otherwise, but at Debtor's cost and expense and without notice to Debtor, to obtain, adjust, sell and cancel such insurance and endorse any draft drawn by insurers of the goods included in the Collateral. If any insurance policy covering the goods included in the Collateral expires or is canceled before the indebtedness of Debtor to Secured Party is paid in full, at Secured Party's option, Secured Party may obtain replacement insurance which may, but need not, be single interest insurance in favor of Secured Party and Secured Party may pay the premiums thereunder.

     Section  3.15  Collateral  not to be Fixture or Accession.  Debtor will not
                    ------------------------------------------
permit any Collateral to become so related to any particular real estate so as to become a fixture on such real estate or to be installed in or affixed to other goods so as to become an accession to such other goods unless such other goods are included in the Collateral; in the event that any Collateral is to become so related to any particular real estate or so installed or affixed to other goods, prior thereto Debtor will Secured Party furnish written consents to Secured Party's security interest and disclaimers of any interest in such Collateral signed by any person having an interest in such real estate or such other goods.

     ARTICLE  IV
     -----------
     RIGHTS,  REMEDIES  AND  DEFAULT
     -------------------------------

     Section 4.01.  With Respect to Collateral.  After the happening of an Event
                    --------------------------
of Default, Secured Party is hereby fully authorized and empowered (without the necessity of any further consent or authorization from Debtor) and the right is expressly granted to Secured Party, and Debtor hereby constitutes, appoints and makes Secured Party, and/or Secured Party's duly authorized and acting officers, agents, attorneys, and representatives, as Debtor's true and lawful attorney-in-fact and agent for Debtor and in Debtor's name, place and stead with full power of substitution, in Secured Party's name or Debtor's name or otherwise, for Secured Party's sole use and benefit, to exercise, without notice, all or any of the following powers at any time with respect to all or any of the Collateral:

          (a) notify the issuers, debtors or obligors on the Collateral to make and deliver payment to Secured Party;

          (b) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due by virtue thereof and otherwise deal with Proceeds;

          (c) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments, documents and chattel paper taken or received by Secured Party in connection therewith;

          (d) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

          (e) to sell, transfer, assign or otherwise deal in or with the same or the Proceeds or avails thereof or the relative goods, as fully and effectively as if Secured Party were the absolute owner thereof;

          (f) to extend the time of payment of any or all thereof and to grant waivers and make any allowance or other adjustment with reference thereto;

          (g) to surrender for payment and obtain payment of any portion of the Collateral, whether such have matured or whether the exercise of Secured Party's rights results in loss of interest or principal or other penalty on the Collateral, and, in connection therewith, cause payment to be made directly to Secured Party; and

          (h) to do any other acts, in the name of Debtor or otherwise, that Secured Party may deem necessary or desirable exercising, perfecting or securing its rights and benefits under this Agreement;

provided, however, Secured Party shall not be under any obligation or duty to exercise any of the powers hereby conferred upon it and shall be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under, any Collateral.

     Section  4.02.  Application  of  Cash  Sums.  Prior to the happening of any
                     ---------------------------
Event of Default specified in Section 4.03 hereof, all cash sums paid to and received by Secured Party on account of the Collateral (i) shall be applied within five (5) business days by Secured Party on the Obligations whether or not such Obligations shall have by their terms become due, payable or performable; provided, however, Secured Party need not apply or give credit for any item (other than cash) included in such sums until Secured Party has received final payment thereof and provided, further, however, Secured Party's failure to so apply any such sums shall not be a waiver of Secured Party's right to so apply such sums or any other sums at any time, or (ii) at the option of Secured Party, shall be released to Debtor for use in Debtor's business.

     Section  4.03.  Events  of  Default.  Any  of the following events shall be
                     -------------------
considered  an  Event  of  Default  under  this  Agreement:

          (a) Failure to Obligation Timely - Debtor's default in the timely payment of any Obligation when due; or

          (b) Representations and Warranties - Any representation or warranty made by Debtor herein or in any other document or agreement now or hereafter executed in connection with or as security for the Obligations, or made by Debtor, in any certificate or statement furnished under this Agreement proves to have been incorrect in any material respect as of the date thereof and is not cured or corrected within thirty (30) days after receipt of written notice thereof to Debtor; or

          (c) Covenants - Any breach, default or failure to perform or observe by Debtor of any of the covenants or agreements contained herein or in any other document or agreement now or hereafter executed in connection with or as security for the Obligations, and failure to cure or correct such breach, default or failure within thirty (30) days after receipt of written notice thereof to the Debtor, or the occurrence of any Event of Default hereunder or under any other document or agreement now or hereafter executed in connection with or as security for the Obligations, other than this Agreement; or

          (d) Collateral Transfer - Any sale, assignment, or other transfer or disposition of any of the Collateral to or in favor of any person other than Secured Party; or

          (e) Liens on Collateral - Any creation of any Lien on any of the Collateral to or in favor of any person other than Secured Party; or

          (f) Status of Obligor - Debtor or any Other Liable Party shall die, dissolve, or otherwise terminate its existence in its form as of the date hereof, or Debtor or any Other Liable Party shall (i) become insolvent or suffer a business failure, (ii) have a custodian, receiver, or agent appointed or authorized to take charge of its property, (iii) make an assignment for the benefit of creditors or call a meeting of creditors for the composition of debts, or (iv) be subject to the commencement of any proceeding in bankruptcy or under other insolvency laws.

     Section  4.04.  Default  Remedies.  Upon  the  happening  of  any  Event of
                     -----------------
Default specified in Section 4.03 hereof and before the cure thereof, Secured Party may declare all or any part of the Obligations immediately due, payable and performable, without demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are waived by Debtor, and apply, set off, collect, sell in one or more sales, lease, or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Secured Party may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any brokers' board or securities exchange, either for cash or upon credit or for future delivery, at such price as Secured Party may deem fair, and Secured Party may be the purchaser of any or all Collateral so sold and may hold the same thereafter in its own right free from any claim of Debtor or right of redemption. Such purchase or holding by Secured Party shall be deemed a retention by Secured Party in satisfaction of the Obligations. Secured Party may enter upon Debtor's premises to take possession of, assemble and collect the Collateral and/or Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party which is reasonably convenient to Secured Party and Debtor. All demands, notices and advertisements, and the presentment of property at sale are hereby waived. If, notwithstanding the foregoing provisions, any applicable provision of the Code or other law requires Secured Party to give reasonable notice of any such sale or disposition or other action, Debtor hereby agrees five days' prior written notice shall constitute reasonable notice. Any sale hereunder may be conducted by an auctioneer or any officer or agent of Secured Party and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale. In addition to the foregoing, Secured Party may, upon the occurrence of any Event of Default, exercise any rights or remedies permitted under the Code or as may otherwise be available to Secured Party under any applicable law or in equity.

     Section  4.05     Right  of  Setoff.  Upon  the  happening  of any Event of
                       -----------------
Default specified in Section 4.03 hereof, Secured Party is hereby authorized to then, or at any time thereafter and from time to time, without notice to Debtor (any such notice being expressly waived by Debtor), apply and set off (i) any and all deposits (general or special, time or demand, provisional or final) of Debtor at any time held by Secured Party; (ii) any and all money, instruments, securities, documents, chattel paper, credits, claims, demands and other property, rights or interests of Debtor which at any time shall come into the possession or custody or under the control of Secured Party, for any purpose; and (iii) the Proceeds of any of the foregoing property, against the Obligations as if the same were included in the Collateral, and Debtor hereby grants to Secured Party a security interest in, a general Lien upon, and a right of setoff against the foregoing described property as security for the Obligations. Secured Party shall have the right to so set off and apply such property against the Obligations regardless of whether or not Secured Party shall have made any demand for payment or performance of any Obligation or shall have given any other notice. Secured Party agrees to promptly notify Debtor after any such setoff and application, provided, however, the failure of Secured Party to give any such notice shall not affect the validity of such setoff and application. The rights of Secured Party under this Section 4.05 are in addition to other rights and remedies at law or in equity (including, without limitation, other rights of setoff) which Secured Party may have.

     Section  4.06.  Proceeds.  After  the  happening  of  any  Event of Default
                     --------
specified in Section 4.03 hereof, the proceeds of any sale or other disposition of the Collateral and all sums received or collected by Secured Party from or on account of the Collateral shall be applied by Secured Party in the manner set forth in Section 9.615 of the Code.

     Section  4.07.  Recourse  Obligation.  Notwithstanding  anything  else
                     --------------------
contained herein, the Obligations secured by the Collateral are with full recourse.

     Section  4.08.  Secured  Party's Duties.  The powers conferred upon Secured
                     -----------------------
Party by this Agreement are solely to protect their interests in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party shall be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, or other notice or demand in connection with any Collateral or the Obligations, or to take any steps necessary to preserve any rights against prior parties.

     Section 4.09.  Secured Party's Actions.  Debtor waives any right to require
                    -----------------------
Secured Party to proceed against any person, exhaust any Collateral, or have any Other Liable Party joined with Debtor in any suit arising out of the Obligations or this Agreement or pursue any other remedy in Secured Party's power; waives any and all notice of acceptance of this Agreement or of creation, modification, rearrangement, renewal or extension for any period of any of the Obligations from time to time; and waives any defense arising by reason of any disability or other defense of any Other Liable Party, or by reason of the cessation from any cause whatsoever of the liability of any Other Liable Party. All dealings between Debtor and Secured Party, whether or not resulting in the creation of the Obligations, shall conclusively be presumed to have been held or consummated in reliance upon this Agreement. Upon the happening of any Event of Default specified in Section 4.03 hereof and before the cure thereof, Debtor authorizes Secured Party, without notice or demand and without any reservation of rights against Debtor and without affecting Debtor's liability hereunder or on the Obligations, from time to time to (i) take and hold any other property as collateral, other than the Collateral, as security for any or all of the Obligations, and exchange, enforce, waive and release any or all of the Collateral or such other property; (ii) apply the Collateral or such other property and direct the order or manner of sale thereof as Secured Party in its discretion may determine; (iii) renew, extend for any period, accelerate, modify, compromise, settle or release the obligation of any Other Liable Party with respect to any or all of the Obligations or Collateral; (iv) waive, enforce, modify, amend or supplement any of the provisions of any note or instrument evidencing any of the Obligations; and (v) release or substitute any Other Liable Party. In the event any sale or lease of Collateral hereunder is not completed or is defective in the opinion of Secured Party, such sale or lease shall not exhaust the rights of Secured Party hereunder, and Secured Party shall have the right to cause a subsequent sale or sales or lease to be made hereunder. Any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to the nonpayment or nonperformance of any Obligation or as to the occurrence of any default, or as to Secured Party's having declared all of such Obligations to be due and payable, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited.

     Section  4.10.  Transfer  of Obligations and Collateral.  Secured Party may
                     ---------------------------------------
transfer, convey or assign any or all of the Obligations, and upon any such transfer, conveyance or assignment, Secured Party may likewise transfer, convey or assign any or all of the Collateral and/or the security interest thereon, and the transferee shall be vested with all rights, powers and remedies of Secured Party hereunder with respect to Collateral so transferred, conveyed or assigned; but with respect to any Collateral or security interest not so transferred Secured Party shall retain all rights, powers and remedies hereby given. In the event of such assignment, Debtor shall not assert any claims or defenses it may have against the assignee except those expressly granted in this Agreement. Secured Party may at any time deliver any or all of the Collateral to Debtor whose receipt shall be a complete and full acquittance for the Collateral so delivered, and Secured Party shall thereafter be discharged from any liability therefor.

      Section  4.11.  Protection  of  Collateral.  Secured  Party  shall  not be
                      --------------------------
liable for failure to collect or realize upon any or all of the Obligations or Collateral, or for any delay in so doing, nor shall Secured Party be under any duty to take any action whatsoever with regard thereto. Secured Party shall use reasonable care in the custody and preservation of any Collateral in its possession but need not take any steps to keep the Collateral identifiable. Secured Party shall not have any duty to comply with any recording, filing, or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or Secured Party's rights in or to, any of the Collateral. The risk of accidental loss or damage to, or diminution of value of the Collateral shall be on Debtor, and Secured Party shall not have any liability whatsoever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to risk insured. Secured Party, at its option, whether before or after an Event of Default, but without any obligation whatsoever to do so, may (i) discharge taxes, claims, charges, Liens, security interests, assessments or other encumbrances resulting from the action or inaction of Debtor of any and every nature whatsoever at any time levied, placed upon or asserted against the Collateral; (ii) place and pay for insurance on the Collateral, including insurance that only protects Secured Party's interest; (iii) pay any filing, recording, registration, licensing or certification fees or other fees and charges related to the Collateral; or (iv) take any other action to preserve and protect the Collateral and Secured Party's rights and remedies under this Agreement as Secured Party may deem necessary or appropriate. Debtor agrees that Secured Party shall not have any duty or obligation whatsoever to take any of the foregoing actions. Debtor agrees to promptly reimburse Secured Party upon demand for any payment made or any reasonable, actual and necessary expense incurred by Secured Party pursuant to this authorization. These payments and expenditures, together with interest thereon from the date incurred until paid by Debtor at the maximum rate permitted by law, which Debtor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement.

     Section  4.12.  Cumulative  Security.  The  execution  and delivery of this
                     --------------------
Agreement shall in no manner impair or affect any other security (by endorsement or otherwise) heretofore or hereafter existing for the Obligations. No security taken hereafter as security for the Obligations shall impair in any manner or affect this Agreement. All such present and future additional security is to be considered as cumulative security.

     Section  4.13.  Continuing  Agreement.  This  is a continuing Agreement and
                     ---------------------
the grant of a security interest hereunder shall remain in full force and effect and all the rights, powers and remedies of Secured Party hereunder shall continue to exist until all Obligations are satisfied or paid in full as the same becomes due and until Secured Party, upon request of Debtor, has executed a written termination statement, reassigning to Debtor, without recourse, the Collateral and all rights conveyed hereby and returned possession of the Collateral to Debtor. Otherwise this Agreement shall continue irrespective of the fact that the liability of any Other Liable Party may have ceased, or irrespective of the validity or enforceability of any security instruments to which any Other Liable Party may be a party, and notwithstanding the reorganization, death, incapacity or bankruptcy of any Other Liable Party, and notwithstanding the reorganization or bankruptcy of Debtor, or any other event or proceeding affecting Debtor or any Other Liable Party. Unless otherwise required by applicable law, Secured Party shall not be under any obligation to issue a termination statement or similar document unless Debtor requests same in writing and until all Obligations have been repaid and/or discharged in full and there are no further commitments on the part of Secured Party to make advances, incur Obligations or otherwise give value. To the extent that any payments on the Obligations or proceeds of the Collateral received by Secured Party are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or any party under bankruptcy law, common law or equitable cause, then to such extent, the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received by Secured Party and Secured Party's security interest, rights, powers and remedies hereunder shall continue in full force and effect.

     Section  4.14.  Cumulative  Rights.  The  rights,  powers  and  remedies of
                     ------------------
Secured Party hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of any other rights, powers and remedies of Secured Party. Furthermore, regardless of whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, powers and remedies are asserted, Secured Party shall have the rights, powers and remedies of a secured party under the Code.

     Section  4.15.  Exercise  of Rights, Etc.  Time shall be of the essence for
                     ------------------------
the performance of any of the Obligations by Debtor or Other Liable Party, but neither Secured Party's acceptance of partial or delinquent payments nor any forbearance, failure or delay by Secured Party in exercising any right, power or remedy shall be deemed a waiver of any obligation of Debtor or of Other Liable Party or of any right, power or remedy of Secured Party or preclude any other or further exercise thereof; and no single or partial exercise of any right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

     Section  4.16.  Remedy  and  Waiver.  Secured Party may remedy any Event of
                     -------------------
Default and may waive any Event of Default without waiving the Event of Default remedied or waiving any prior or subsequent Event of Default.

     Section 4.17.  Non-Judicial Remedies.  Secured Party may enforce its rights
                    ---------------------
hereunder without prior judicial process or judicial hearing, and Debtor expressly waives, renounces and knowingly relinquishes any and all legal rights which might otherwise require Secured Party to enforce its rights by judicial process. In so providing for non-judicial remedies, Debtor recognizes and concedes that such remedies are consistent with the usage of the trade, are responsive to commercial necessity, and are the result of bargain at arm's length. Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at either party's option.

     Section  4.18.  Appraisement,  Etc.  To  the  full extent Debtor may do so,
                     ------------------
Debtor agrees that Debtor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Debtor, for Debtor, Debtor's heirs, devisees, representatives, receivers, trustees, successors and assigns, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, and all rights to a marshalling of the assets of Debtor, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created.

                                   ARTICLE V
                                   ---------
                                 MISCELLANEOUS
                                 -------------

     Section  5.01.  Preservation  of Liability.  Neither this Agreement nor the
                     --------------------------
exercise by Secured Party of (or the failure to so exercise) any right, power or remedy conferred herein or by law shall be construed as relieving any person liable on the Obligations from liability on the Obligations and for any deficiency thereon.

     Section 5.02.     Notices.  Any notice or demand under this Agreement or in
                       -------
connection with this Agreement may be given, and shall be deemed to be given and received upon the deposit thereof, in writing in the U.S. Mail by first class mail, postage prepaid to the addresses shown beneath such person's signature below, or to such other address or to such individual's or department's attention as Debtor or Secured Party may have furnished to the other in writing, but actual notice, however given or received, shall always be effective.

     Section  5.03.  Governing  Law.  THIS  AGREEMENT  HAS  BEEN MADE IN AND THE
                     --------------
SECURITY INTEREST GRANTED HEREBY IS GRANTED IN AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS (EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER JURISDICTION GOVERN THE PERFECTION AND PRIORITY OF THE SECURITY INTEREST GRANTED HEREBY) AND OF THE UNITED STATES OF AMERICA, AS APPLICABLE, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY, ENFORCEMENT AND PERFORMANCE. Debtor hereby consents to and submits to in personam jurisdiction and venue in the state, district, and county courts of Harris County, Texas, and in the federal district courts of the Southern District of Texas. The Obligations are payable and performable in Harris County, Texas. Debtor waives any objection to in personam jurisdiction in the aforementioned courts on the grounds of insufficient minimum contacts, waives any objection to venue, and waives any plea of forum non conveniens. This consent to and submission to jurisdiction is in regard to any action related to this Agreement, regardless of whether Debtor's actions took place in Texas, elsewhere in the United States, or abroad. Debtor waives service of process, both inside and outside Texas, and abroad, provided, however, that Secured Party shall attempt to notify Debtor of any action by certified or registered mail. If Debtor cannot be reached by certified or registered mail, or if the state or nation in which Debtor resides or is domiciled does not permit service under its own rules by registered or certified mail, or if such notice is otherwise impracticable, Secured Party will employ whatever method is reasonably calculated to give notice under the circumstances. This submission to jurisdiction is non-exclusive, and does not preclude Secured Party from obtaining jurisdiction over Debtor or the Collateral in any court otherwise having jurisdiction.

     Section  5.04.  Amendment and Waiver.  This Agreement may not be amended or
                     --------------------
in any way modified (nor may any of its terms be waived) except in a writing duly executed by Debtor and Secured Party affected thereby. This provision is specifically intended to render invalid and void any alleged amendments or modifications to this Agreement based on usage of trade or agreements course of performance or course of dealing of the parties hereto which have not been set forth in a writing signed by Debtor and Secured Party affected thereby.

     Section  5.05.  Severability.  If  a  court of competent jurisdiction shall
                     ------------
adjudge to be invalid any clause, sentence, subparagraph, paragraph or section of this Agreement, such judgment or decree shall not affect, impact, invalidate, or nullify the remainder of this Agreement, but the effect thereof shall be confined to the clause, sentence, subparagraph, paragraph or section so adjudged to be invalid. Similarly, if a court of competent jurisdiction shall hold that all or any part of this Agreement is unenforceable as to any one Debtor, such judgment or decree shall have no affect on the enforceability of this Agreement against any other Debtor or Other Liable Party.

     Section  5.06.  Survival of Agreements.  All representations and warranties
                     ----------------------
of Debtor herein, and all covenants and agreements herein not fully performed before the effective date of this Agreement, shall survive such date.

     Section  6.07.  Successors  and  Assigns.  The  covenants,  and  agreements
                     ------------------------
herein contained by or on behalf of Debtor shall bind Debtor, and Debtor's legal representatives, successors and assigns and shall inure to the benefit of Secured Party, and its successors and assigns.

     Section  5.8.  Titles of Articles, Sections and Subsections.  All titles or
                    --------------------------------------------
headings to articles, sections, subsections or other divisions of this Agreement are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

     Section 5.9.  Number, Gender.  Whenever the singular number is used in this
                   --------------
Agreement, the same shall include the plural number, where appropriate, and vice versa, and words of any gender shall include each other gender where appropriate.

     Section  5.10.  Entire  Agreement.  This  Agreement  embodies  the  entire
                     -----------------
agreement and understanding between Debtor and Secured Party and any other person with respect to the subject matter hereof and supersedes all prior agreement and understandings between such parties concerning the subject matter hereof.

     [SIGNATURES  TO  FOLLOW]

     IN WITNESS HEREOF, Debtor has caused this instrument to be duly executed as of the date first above written.

                              "DEBTOR"

                              COLONY  ENERGY,  INC.
                              a  Delaware  corporation


                              By:_____________________________
                                   Kent  E.  Lovelace,  Jr.,
                                   President

     The Secured Party joins herein for the limited purposes of accepting its rights, remedies and benefits under this Agreement.

                              "SECURED  PARTY"

                              CEI  VENTURES,  LLC,
                              a  Texas  limited  liability  company


                              By:_____________________________
                                   Jimmy  D.  Wright
                                   Sole  Manager